UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 19, 2021 (October 14, 2021)

Achari Ventures Holdings Corp. I

(Exact name of registrant as specified in its charter)

Delaware	001-40906	86-1671207
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Walnut Avenue, Suite 400, Clark, NJ 07066

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 732-340-0700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock, par value $0.0001 per share, and one Redeemable Warrant	AVHIU	The Nasdaq Stock Market LLC
Shares of common stock, par value $0.0001 per share, included as part of the Units	AVHI	The Nasdaq Stock Market LLC
Redeemable Warrants, each exercisable for three quarters of one share of common stock for $11.50 per share, included as part of the Units	AVHIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On October 19, 2021, Achari Ventures Holdings Corp. I (the “Company”) consummated its initial public offering (the “IPO”) of 10,000,000 units (the “Units”). Each Unit consists of one share of common stock of the Company, par value $0.0001 per share (“Common Stock”), and one redeemable warrant of the Company (“Warrant”), with each whole Warrant entitling the holder thereof to purchase three quarters of one share of Common Stock for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $100,000,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-258476) related to the IPO, originally filed with the U.S. Securities and Exchange Commission (the “Commission”) on August 5, 2021 (as amended, the “Registration Statement”):

•

An Underwriting Agreement, dated October 14, 2021, by and between the Company and Chardan Capital Markets, LLC (“Chardan”), a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

•

A Warrant Agreement, dated October 14, 2021, by and between the Company and Continental Stock Transfer & Trust Company (“CST”), as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

•

A Letter Agreement, dated October 14, 2021, by and among the Company, its officers, its directors and the Company’s sponsor, Achari Sponsor Holdings I LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

•

An Investment Management Trust Agreement, dated October 14, 2021, by and between the Company and CST, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

•

A Registration Rights Agreement, dated October 14, 2021, by and among the Company, the Sponsor and certain other security holders of the Company, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

•

A Private Placement Warrants Purchase Agreement, dated October 14, 2021 (the “Sponsor Private Placement Warrants Purchase Agreement”), by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

•

Indemnity Agreements, dated October 14, 2021, by and between the Company and each of the directors and officers of the Company, a form of which is attached as Exhibit 10.5 hereto and incorporated by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Sponsor Private Placement Warrants Purchase Agreement, the Company completed the private sale of an aggregate of 7,133,333 warrants (the “Private Placement Warrants”) to the Sponsor at a purchase price of $0.75 per Private Placement Warrant, generating gross proceeds to the Company of $5,350,000. The Private Placement Warrants are identical to the Warrants included in the Units sold as part of the Units in the IPO, except as otherwise disclosed in the Registration Statement. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02. Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 14, 2021 and in connection with the IPO, Kevin K. Albert, Mark A. Pelson, Seth Farbman, Harry DeMott, Vikas Desai, Merrick Friedman, and Timothy J. Seymour (the “Directors”) were appointed to the board of directors of the Company (the “Board”).

Effective October 14, 2021, Kevin K. Albert, Harry DeMott, and Timothy J. Seymour were appointed to the Board’s audit committee, with Mr. DeMott serving as chair. Effective October 14, 2021, Kevin K Albert and Mark A. Pelson were appointed to the Board’s compensation committee, with Mr. Albert serving as chair.

Following the appointment of the Directors, the Board is comprised of the following three classes: the term of office of the first class of directors, Class I, consists of Timothy Seymour and Harry DeMott and will expire at the Company’s first annual meeting of stockholders; the term of office of the second class of directors, Class II, consists of Kevin K. Albert, Seth Farbman and Mark K. Peson and will expire at the Company’s second annual meeting of stockholders; and the term of office of the third class of directors, Class III, consists of Merrick Friedman and Vikas Desai and will expire at the Company’s third annual meeting of stockholders.

On October 14, 2021, in connection with their appointments to the Board, each Director entered into the Letter Agreement as well as the Indemnity Agreement with the Company.

Other than the foregoing, none of the Directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

The foregoing descriptions of the Letter Agreement and the form of Indemnity Agreement do not purport to be complete and are qualified in their entireties by reference to the Letter Agreement and form of Indemnity Agreement, copies of which are attached as Exhibit 10.1 hereto and Exhibit 10.5, respectively, and are incorporated herein by reference.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On October 14, 2021 and in connection with the IPO, the stockholders of the Company approved and adopted the Company’s Second Amended and Restated Certificate of Incorporation (the “A&R COI”). The terms of the A&R COI are set forth in the Registration Statement and are incorporated herein by reference. A copy of the A&R COI is attached as Exhibit 3.1 hereto and incorporated herein by reference. On October 19, 2021, the Company approved and filed a Certificate of Correction to correct a clerical error in the A&R COI. A copy of the Certificate of Correction is attached as Exhibit 3.2 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A total of $101,500,000, comprised of the proceeds from the IPO after offering expenses and the proceeds of the sale of the Private Placement Warrants, was placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes (less up to $100,000 interest to pay dissolution expenses), the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any of the Company’s public shares properly submitted in connection with a stockholder vote to amend the Company’s Second Amended and Restated Certificate of Incorporation (a) to modify the substance or timing of its obligation to redeem 100% of the Company’s public shares if it does not complete its initial business combination within 15 months (or 18 months, if extended upon request by our sponsor and through resolution of our board of directors, as described in the Registration Statement) from the closing of the IPO or (b) with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity and (iii) the redemption of the Company’s public shares if it is unable to complete its initial business combination within 15 months (or 18 months, if extended upon request by our sponsor and through resolution of our board of directors, as described in the Registration Statement) from the closing of the IPO, subject to applicable law.

On October 15, 2021, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description

1.1	Underwriting Agreement, dated October 14, 2021 by and between the Company and Chardan Capital Markets LLC, as representative of the several underwriters.

3.1	Second Amended and Restated Certificate of Incorporation.

3.2	Certificate of Correction

4.1	Warrant Agreement, dated October 14, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Letter Agreement, dated October 14, 2021, by and among the Company, its officers, its directors and the Sponsor.

10.2	Investment Management Trust Agreement, dated October 14, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.3	Registration Rights Agreement, dated October 14, 2021, by and between the Company and the Sponsor.

10.4	Private Placement Warrants Purchase Agreement, dated October 14, 2021, by and between the Company and the Sponsor.

10.5	Form of Indemnity Agreement, dated October 14, 2021, by and among the Company and each of the directors and officers of the Company.

99.1	Press Release, dated October 15, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Achari Ventures Holdings Corp. I

By:	/s/ Vikas Desai
Name: Vikas Desai
Title: Chief Executive Officer

Dated: October 20, 2021